Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Report”) of SGS International, Inc. (the “Company”) for the fiscal year ended December 31, 2010, the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 14, 2011	/s/ Henry R. Baughman
Henry R. Baughman
President, Chief Executive Officer and Director

/s/ James M. Dahmus
James M. Dahmus
Senior Vice President and Chief Financial Officer